UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 11, 2026

CAPSTONE HOLDING CORP.
(Exact name of registrant as specified in its charter)

Delaware	001-33560	86-0585310
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

18400 76th Avenue
Tinley Park, IL 60477
(Address of principal executive offices)

Registrant’s telephone number, including area code: (708) 371-0660

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0005 par value	CAPS	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.	Entry into a Material Definitive Agreement.

Equity Line Financing

As previously disclosed, on May 14, 2025, Capstone Holding Corp. (the “Company”) entered into a common stock purchase agreement (the “Original Purchase Agreement”) and a registration rights agreement with an accredited investor (the “Investor”) pursuant to which the Company has the right, but not the obligation, to sell to the Investor, and the Investor is obligated to purchase, up to the lesser of (a) $20,000,000 in aggregate gross purchase price of the Company’s common stock, $0.0005 par value per share (“Common Stock”) and (b) the Exchange Cap (as defined in the Original Purchase Agreement) (the “Equity Line Financing”). The Original Purchase Agreement was amended by that certain First Amendment to Common Stock Purchase Agreement, dated as of June 26, 2025, and that certain Second Amendment to Common Stock Purchase Agreement, dated as of July 28, 2025 (collectively, the “Original Agreement”). Unless otherwise indicated, all defined terms not defined in this Current Report on Form 8-K have the meanings set forth in the Purchase Agreement (as defined below).

On June 11, 2026, the Company and the Investor entered into an Amended and Restated Common Stock Purchase Agreement (the "Purchase Agreement"), which amends, restates, and supersedes the Original Agreement, principally to replace the prior VWAP Purchase (as defined in the Original Agreement) mechanics with two time-bracketed purchase options: (i) a Pre-Market VWAP Purchase, where the Company delivers notice between 6:00 a.m. and 9:00 a.m. ET and the valuation period commences at 9:30:01 a.m., and (ii) an Intraday VWAP Purchase, where the Company delivers notice between 9:00:01 a.m. and 3:30 p.m. ET and the valuation period begins at the later of 9:30:01 a.m. ET or when the Investor acknowledges the notice. The valuation period for each Pre-Market VWAP Purchase and Intraday VWAP Purchase runs until the earliest of (x) 4:00:02 p.m. ET on such purchase date, (y) the time at which the sale price of the Common Stock falls below the applicable minimum price threshold, and (z) the time at which the aggregate trading volume during such valuation period equals or exceeds the applicable volume threshold. Under the Purchase Agreement, the Company has the right, but not the obligation, to sell to the Investor up to $20,000,000 in aggregate gross purchase price of newly issued shares of Common Stock at a purchase price equal to 97% of the volume-weighted average price during the applicable valuation period, with each purchase capped at the lesser of 1,000,000 shares or 25% of trading volume during such valuation period (the “Equity Line Securities”). For any purchase, the Company may designate a minimum price threshold, and if the sale price falls below this threshold, the valuation period will immediately terminate. If the Company does not designate a minimum price threshold, the default threshold is 75% of the prior day’s closing price for Pre-Market VWAP Purchases or 75% of the last sale price for Intraday VWAP Purchases. A Pre-Market VWAP Purchase valuation period and an Intraday VWAP Purchase valuation period may overlap on the same trading day, though the Company may not deliver a subsequent Intraday VWAP Purchase notice on the same trading day unless any prior Intraday VWAP Purchase valuation period has ended. The Company must deliver purchased shares via DWAC no later than 1:00 p.m. ET on the trading day immediately following the purchase date, and the Investor must pay the aggregate purchase price no later than 5:00 p.m. ET on the trading day immediately following share delivery.

The Purchase Agreement contains customary representations, warranties, and covenants of the Company and the Investor.

Among the Equity Line Securities issuable under the Purchase Agreement, 4,975,197 shares of Common Stock were registered in June 2025 by a Registration Statement on Form S-1 (File No. 333-287745) (the “Registration Statement”) that was declared effective by the Securities and Exchange Commission on June 11, 2025, among which 1,543,400 shares have been issued through the most recent purchase pursuant to the Original Agreement on May 27, 2026.

Joseph Gunnar & Co., LLC (the “Placement Agent”) acted as the sole sales agent in connection with the Equity Line Financing. Pursuant to that certain placement agency agreement, dated May 15, 2025, the Company agreed to pay the Placement Agent a cash fee equal to 7.0% of the gross proceeds upon each closing of a drawdown (each, a “Closing”) under the Equity Line Financing and to reimburse up to $15,000 for expenses incurred in connection with the Equity Line Financing at the initial Closing.

The Purchase Agreement is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference. The foregoing description of the terms of the Purchase Agreement does not purport to be complete and is qualified in its entirety by reference to the exhibit.

Item 3.02.	Unregistered Sale of Equity Securities.

The information set forth under Item 1.01 of this Current Report on Form 8-K is incorporated herein by reference. The Equity Line Securities that may be issued and sold by the Company to the Investor under the Purchase Agreement have not been registered under the Securities Act of 1933, as amended (the "Securities Act"), and were offered and will continue to be offered and sold in reliance upon the exemption from registration provided by Section 4(a)(2) of the Securities Act and/or Rule 506(b) of Regulation D promulgated by the Securities and Exchange Commission under the Securities Act, and upon such other exemptions from the registration requirements of the Securities Act as may be available with respect to any or all of the sales of Common Stock to the Investor made under the Purchase Agreement.

The Investor is an “accredited investor” as that term is defined in Rule 501 under the Securities Act. Certain of the securities described in this Current Report on Form 8-K have been registered under the Securities Act pursuant to the Registration Statement. The securities described in this Current Report on Form 8-K that have not been registered under the Securities Act may not be offered or sold in the United States in the absence of an effective registration statement or exemption from the registration requirements of the Securities Act. This Current Report on Form 8-K shall not constitute an offer to sell or the solicitation of an offer to buy, nor shall there be any sale of these securities in any state in which such offer, solicitation or sale would be unlawful prior to the registration or qualification under the securities laws of any such state.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit Number	Exhibits
10.1*	Amended and Restated Common Stock Purchase Agreement, dated as of June 11, 2026, by and between Capstone Holding Corp. and Tumim Stone Capital, LLC
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

* Certain of the schedules (and similar attachments) to this exhibit have been omitted in accordance with Item 601(a)(5) of Regulation S-K under the Securities Act because they do not contain information material to an investment or voting decision and that information is not otherwise disclosed in the exhibit or disclosure document. The Company agrees to furnish a copy of all omitted schedules (or similar attachments) to the Securities and Exchange Commission upon its request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 12, 2026	Capstone Holding Corp.

	By:	/s/ Matthew E. Lipman
	Name:	Matthew E. Lipman
	Title:	Chief Executive Officer